SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2003

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits

Exhibit 99.1 Press release dated January 28, 2003

Item 9. Regulation FD Disclosure.

     On January 28, 2003, we issued a press release reporting our financial results for the year and quarter ended December 31, 2002. The press release is filed as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2003

aaiPharma Inc.

	By:	/s/ William L. Ginna, Jr.

William L. Ginna, Jr.
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated January 28, 2003

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